Note 22 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Comprehensive Income (Loss), Net of Tax, Total	$ 48,652	$ 5,726	$ (6,743)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	49,137	382	(8,129)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	(2,702)	6,417	1,323
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	(63)
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net, Total	868	(1,136)	0
Other Comprehensive Income (Loss), Derivative, Excluded Component, Increase (Decrease), Adjustments, after Tax	$ (1,286)	$ (0)	$ (0)